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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        November 9,2004
                                                        ---------------

                          THE A CONSULTING TEAM, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEW YORK                                   0-22945               13-3169913
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(STATE OR OTHER JURISDICTION         (COMMISSION FILE          (IRS EMPLOYER
OF INCORPORATION)                          NUMBER)           IDENTIFICATION NO.)

                 200 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10003
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 979-8228
                                                   --------------


         -------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 2.02 Results of Operations and Financial Condition.
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      A description of an event affecting the Registrant is set forth in the
Registrant's press release dated November 9, 2004 attached hereto as Exhibit Number 99 which is incorporated by reference herein in its entirety.


Item 9.01 Financial Statements and Exhibits.
--------------------------------------------

          Exhibits                Description

          99             Press Release Issued November 9, 2004

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            THE A CONSULTING TEAM, INC.
                            ---------------------------
                                   Registrant

Date: November 9, 2004


                            By:  /s/ Richard D. Falcone
                                 -----------------------------------
                                 Name:    Richard D. Falcone
                                 Title:   Treasurer and Chief Financial Officer

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                                  EXHIBIT INDEX

                EXHIBIT NO.     DESCRIPTION
                -----------     -----------

                  99            Press release dated November 9, 2004